Exhibit 10.1

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PATENT PURCHASE, LICENSE AND SETTLEMENT AGREEMENT

THIS PATENT PURCHASE, LICENSE AND SETTLEMENT AGREEMENT (“Agreement”), is entered into and effective on this 20th day of December, 2011 (“Effective Date”), by and among The Nielsen Company (US) LLC, a Delaware limited liability company having a business address at 770 Broadway, New York, NY 10003 (“Nielsen US”), and NetRatings LLC, a Delaware limited liability company having a business address at 770 Broadway, New York, NY 10003 (“NetRatings”, collectively with Nielsen US, “Nielsen”), on the one hand, and comScore, Inc., a Delaware corporation having a business address at 11950 Democracy Drive, Suite 600, Reston, VA 20190 (“comScore”), on the other hand. Nielsen US, NetRatings and comScore may be referred to herein individually as “Party” and collectively as the “Parties.”

RECITALS

A. Nielsen US commenced a civil action against comScore in the United States District Court for the Eastern District of Virginia, Norfolk Division, bearing docket number 2:11-cv-00168-MSD/TRJ (the “Norfolk Action”), in which Nielsen US asserted infringement of United States Patent Nos. 6,115,680; 6,418,470; 7,376,722; 7,386,473; and 7,613,635;

B. comScore denies the claims asserted by Nielsen US in the Norfolk Action;

C. comScore asserted counterclaims of infringement of United States Patent Nos. 7,849,154 and 7,685,275 in the Norfolk Action;

D. Nielsen US denies the counterclaims asserted by comScore in the Norfolk Action;

E. comScore commenced a civil action against Nielsen in the United States District Court for the Eastern District of Virginia, Alexandria Division, bearing docket number 1:11-cv-00290-LMB-TRJ (the “Alexandria Action”), in which comScore asserted infringement of United States Patent Nos. 7,260,837 and 7,930,285;

F. Nielsen denies the claims asserted by comScore in the Alexandria Action;

G. Nielsen US and comScore are concurrently entering into that certain Purchase Agreement, by and between the Nielsen US and comScore of even date herewith (the “Stock Purchase Agreement”), and that certain Voting Agreement, by and between Nielsen US and comScore of even date herewith (the “Voting Agreement”), pursuant to which (i) comScore shall issue and sell to Nielsen US, and Nielsen US shall purchase from comScore, certain shares of Common Stock of comScore, and (ii) the parties thereto will agree to certain terms relating to the voting of such shares; and

H. The Parties desire to settle and compromise disputes, controversies, claims and actions between and among them as set forth in this Agreement without the need for further or future litigation, and to enter into the transactions contemplated by this Agreement, the Stock Purchase Agreement and the Voting Agreement on the terms and conditions provided in this Agreement and in the Stock Purchase Agreement and Voting Agreement.

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NOW, THEREFORE, in consideration of the foregoing Recitals and the promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1 Defined Terms. Capitalized terms used in this Agreement shall have the meaning set forth in the Recitals or elsewhere in this Agreement or as set forth below in this Section 1.1:

(a) “Acquired Patents” means:

i. United States Patent Nos. 6,115,680; 6,418,470; 7,376,722; 7,386,473; and 7,613,635 and the patent applications from which the foregoing patents issued or claim priority to;

ii. any and all patents that have issued or may issue from any of the patents and patent applications described in (i);

iii. any and all patents (including all utility models, industrial designs, inventors certificates, petty patents, patents of importation, patents of addition, and other indicia of ownership of an invention or discovery issued by any governmental authority anywhere in the world) and patent applications anywhere in the world that, in whole or in part, claim priority to the benefit of the filing date of, or are entitled to claim the benefit of any of the patents or patent applications described in (i) or (ii), including any and all child, continuation, continuation-in-part, continuing prosecution, divisional, provisional, non-provisional, reissue, reexamination, substitution, extension and counterpart patents and patent applications of any of the patents or patent applications described in (i) or (ii);

iv. any and all patents (including all utility models, industrial designs, inventors certificates, petty patents, patents of importation, patents of addition, and other indicia of ownership of an invention or discovery issued by any governmental authority anywhere in the world) and patent applications, anywhere in the world, from which any of the patents or patent applications described in (i), (ii), or (iii), in whole or in part, claim the benefit of priority or otherwise or are entitled to claim the benefit of the filing date, either directly or through multiple tiers, including any and all direct and indirect parent patents or patent applications of any of the patents or patent applications described in (i), (ii), or (iii); and

v. any and all extensions, reexaminations, patents resulting from post-grant proceedings anywhere in the world, including but not limited to oppositions, inter partes review and post-grant review, reissues, or renewals of any of the patents or patent applications described in (i) through (iv) inclusive.

The Acquired Patents include, but are not necessarily limited to, those listed on Exhibit A to this Agreement.

(b) “Affiliate” means with respect to a Party, any other Person that controls, is controlled by or is under common control with such Party. For purposes of this definition,

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“control” (including, with correlative meaning, the terms “controlled by” or “under the common control with”) shall mean the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such a Party or Person, and control shall be presumed to exist by the ownership or control by contract of fifty percent (50%) or more of the voting securities of such entity or of the corporate governance body of such Party or Person.

(c) “Alexandria Action” has the meaning set forth in the Recitals.

(d) “Claims” means all claims, counterclaims, demands, causes of action, damages, liabilities, losses, expenses or obligations of any kind and of whatever nature or character, whether in law or equity, or whether accrued, actual, contingent, latent or otherwise, made or brought for the purpose of recovering any damages or for the purpose of obtaining any equitable relief or any other relief of any kind.

(e) “comScore Claims” has the meaning set forth in Section 4.1.

(f) “Covenant Period” has the meaning set forth in Section 4.3.

(g) “Covenanting Party” has the meaning set forth in Section 4.3.

(h) “Divested Asset” has the meaning set forth in Section 5.6.

(i) “Licensed Patents” means:

i. United States Patent Nos. 7,260,837; 7,685,275; 7,849,154; and 7,930,285 and the patent applications from which the foregoing patents issued or claim priority to;

ii. any and all patents that have issued or may issue from any of the patents and patent applications described in (i);

iii. any and all patents (including all utility models, industrial designs, inventors certificates, petty patents, patents of importation, patents of addition, and other indicia of ownership of an invention or discovery issued by any governmental authority anywhere in the world) and patent applications anywhere in the world that, in whole or in part, claim priority to, the benefit of the filing date of, or are entitled to claim the benefit of any of the patents or patent applications described in (i) or (ii), including any and all child, continuation, continuation-in-part, continuing prosecution, divisional, provisional, non-provisional, reissue, reexamination, substitution, extension and counterpart patents and patent applications of any of the patents or patent applications described in (i) or (ii);

iv. any and all patents (including all utility models, industrial designs, inventors certificates, petty patents, patents of importation, patents of addition, and other indicia of ownership of an invention or discovery issued by any governmental authority anywhere in the world) and patent applications, anywhere in the world, from which any of the patents or patent applications described in (i), (ii), or (iii), in whole or in part, claim the benefit of priority or otherwise or are entitled to claim the benefit of the filing date, either directly or through multiple tiers, including any and all direct and indirect parent patents or patent applications of any of the patents or patent applications described in (i), (ii), or (iii); and

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v. any and all extensions, reexaminations, patents resulting from post-grant proceedings anywhere in the world, including but not limited to oppositions, inter partes review and post-grant review, reissues, or renewals of any of the patents or patent applications described in (i) through (iv) inclusive.

The Licensed Patents include, but are not necessarily limited to, those listed on Exhibit B to this Agreement.

(j) “Nielsen Claims” has the meaning set forth in Section 4.2.

(k) “Nielsen Licensed Product” means any product (hardware and/or software), service, device, system, process, method, article of manufacture, apparatus or combination of one or more of the foregoing, the manufacture, use, sale, offer for sale or import of which would, but for the rights granted under this Agreement to Nielsen and its Affiliates, directly infringe or constitute contributory infringement or active inducement of infringement of any claim(s) of an Acquired Patent or a Licensed Patent.

(1) “Norfolk Action” has the meaning set forth in the Recitals.

(m) “Person” means a trust, corporation, partnership, joint venture, limited liability company or other legal entity.

(n) “Preexisting Licenses” has the meaning set forth in Section 5.7.

(o) “Red Sheriff Patents” means:

i. United States Patent Nos. 5,796,952; 6,138,155; 6,643,696; 6,763,386; and 7,406,516 and the patent applications from which the foregoing patents issued or claim priority to;

ii. any and all patents that have issued or may issue from any of the patents and patent applications described in (i);

iii. any and all patents (including all utility models, industrial designs, inventors certificates, petty patents, patents of importation, patents of addition, and other indicia of ownership of an invention or discovery issued by any governmental authority anywhere in the world) and patent applications anywhere in the world that, in whole or in part, claim priority to, the benefit of the filing date of, or are entitled to claim the benefit of any of the patents or patent applications described in (i) or (ii), including any and all child, continuation, continuation-in-part, continuing prosecution, divisional, provisional, non-provisional, reissue, reexamination, substitution, extension and counterpart patents and patent applications of any of the patents or patent applications described in (i) or (ii);

iv. any and all patents (including all utility models, industrial designs, inventors certificates, petty patents, patents of importation, patents of addition, and other indicia

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of ownership of an invention or discovery issued by any governmental authority anywhere in the world) and patent applications, anywhere in the world, from which any of the patents or patent applications described in (i), (ii), or (iii), in whole or in part, claim the benefit of priority or otherwise or are entitled to claim the benefit of the filing date, either directly or through multiple tiers, including any and all direct and indirect parent patents or patent applications of any of the patents or patent applications described in (i), (ii), or (iii); and

v. any and all extensions, reexaminations, patents resulting from post-grant proceedings anywhere in the world, including but not limited to oppositions, inter partes review and post-grant review, reissues, or renewals of any of the patents or patent applications described in (i) through (iv) inclusive.

(p) “Running Royalty” has the meaning set forth in Section 5.7.

(q) “Third Party” shall mean any Person who or which is neither a Party nor an Affiliate of a Party.

(r) “Transfer” means any assignment, conveyance, sale, transfer, exchange, assignment, gift, lien, encumbrance or other disposition.

(s) “Transition Period” has the meaning set forth in Section 5.4.

ARTICLE II

DISMISSAL OF ACTIONS

2.1 Dismissal of Pending Litigation and Related Obligations.

(a) On the Effective Date, each Party shall execute and deliver to the other Parties this Agreement.

(b) On the Effective Date, each Party shall execute, or cause their respective counsel to execute, and deliver to the other Parties the Stipulations in the forms attached as Exhibit C and Exhibit D.

(c) On the Effective Date, each of Nielsen US and comScore shall execute and deliver to the other the Stock Purchase Agreement in the form attached as Exhibit E, the Voting Agreement in the form attached as Exhibit F and the Patent Assignment in the form attached as Exhibit G.

(d) Within three (3) business days after the Effective Date, comScore shall cause its counsel to file the Stipulation of Dismissal for the Alexandria Action (Exhibit C) with the United States District Court for the Eastern District of Virginia, Alexandria Division.

(e) Within three (3) business days after the Effective Date, Nielsen shall cause its counsel to file the Stipulation of Dismissal for the Norfolk Action Exhibit D with the United States District Court for the Eastern District of Virginia, Norfolk Division.

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2.2 No Admission of Liability. This Agreement sets forth a compromise and settlement of disputed claims for the purpose of avoiding the costs, disruptions, and uncertainties associated with further litigation. Such compromise and settlement does not constitute a ruling on the merits, an admission as to any issue of fact or principle at law or an admission of liability of any Party. Without limitation of the foregoing, the Parties acknowledge that nothing in this Agreement, the Stock Purchase Agreement or the Voting Agreement is intended to constitute an admission or concession of liability regarding any of the comScore Claims or Nielsen Claims.

ARTICLE III

PAYMENT AND COSTS

3.1 Payment in the Form of Securities. As consideration for all sale of the Acquired Patents and the other promises, covenants and agreements in this Agreement, and subject to the terms and conditions of this Agreement, the Stock Purchase Agreement and the Voting Agreement, comScore shall pay, and Nielsen US shall accept, the shares of the Common Stock of comScore specified in the Stock Purchase Agreement.

3.2 Taxes. Unless otherwise provided in the Stock Purchase Agreement, all taxes shall be the financial responsibility of the Party obligated to pay such taxes as determined by the applicable law and no Party shall be liable for any taxes of any other Party incurred in connection with amounts paid under this Agreement.

3.3 Costs. Except as otherwise expressly provided herein, each Party shall bear its own costs, expenses, and attorneys’ fees incurred in connection with (a) the Alexandria Action, (b) the Norfolk Action, (c) the negotiation, execution and delivery of this Agreement, its Exhibits and any stipulations, assignments and instruments attached hereto, and (d) the transactions and the follow-on activities contemplated by and reasonably necessary to implement this Agreement.

ARTICLE IV

RELEASE OF PATENT CLAIMS; COVENANTS NOT TO SUE

4.1 Release by comScore. comScore, on behalf of comScore, its Affiliates, and the predecessors, successors and assigns of comScore and its Affiliates (collectively, the “comScore Releasing Parties”), releases and forever discharges Nielsen US and NetRatings, their respective Affiliates, and each of their respective representatives, shareholders, members, trustees, officers, directors, managers, employees, agents, attorneys, partners, divisions, predecessors, successors and permitted assigns (collectively, the “Nielsen Released Parties”) from (a) any and all Claims that comScore made, asserted or brought in the Alexandria Action; (b) any and all Claims that comScore made, asserted or brought in the Norfolk Action; and (c) any and all Claims related to the Licensed Patents for activities conducted before the Effective Date (all of the foregoing in clauses (a), (b), and (c), collectively, the “comScore Claims”); provided, however, that the release in this Section 4.1 is personal to Nielsen US, NetRatings and each of the other Nielsen Released Parties and is not intended to benefit any unnamed Third Party in any way.

4.2 Release by Nielsen US and NetRatings. Nielsen US and NetRatings, on behalf of Nielsen US and NetRatings, and their respective Affiliates, and the predecessors, successors and permitted assigns of Nielsen US, NetRatings and their respective Affiliates (collectively, the

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“Nielsen Releasing Parties”), releases and forever discharges comScore, its Affiliates, and each of its representatives, shareholders, members, trustees, officers, directors, managers, employees, agents, attorneys, partners, divisions, predecessors, successors and permitted assigns (collectively, the “comScore Released Parties”) from (a) any and all Claims that Nielsen US or NetRatings made, asserted or brought in the Alexandria Action; (b) any and all Claims that Nielsen US and NetRatings made, asserted or brought in the Norfolk Action; and (c) any and all Claims related to the Assigned Patents and/or Red Sheriff Patents for activities conducted before the Effective Date (all of the foregoing in clauses (a), (b) and (c), collectively, the “Nielsen Claims”); provided, however, that the release in this Section 4.2 is personal to comScore and each of the other comScore Released Parties and is not intended to benefit any unnamed Third Party in any way.

4.3 Covenants Not to Sue. Subject to the terms of this Agreement, (i) for a period beginning on the Effective Date and ending three (3) years thereafter (“Covenant Period”), each Party (“Covenanting Party”), on behalf of itself and its Affiliates and their respective successors and assigns, hereby covenants not to sue any other Party or its Affiliates for direct or indirect infringement, contributory infringement or active inducement of infringement of any patent owned by, or licensed to, the Covenanting Party or its Affiliates (whether such patent is now owned or licensed by the Covenanting Party or hereafter owned or licensed by the Covenanting Party), based on any of such other Party’s or its Affiliates’ efforts to make, use, lease, sell, offer to sell, import, export, or otherwise transfer any product (hardware and/or software), service, device, system, process, method, article of manufacture, apparatus or combination of one or more of the foregoing, anywhere in the world, and (ii) each Covenanting Party, on behalf of itself and its Affiliates and their respective successors and assigns, hereby waives the right to recover damages and all other remedies for any such direct or indirect infringement, contributory infringement or active inducement of infringement accruing during the Covenant Period.

4.4 Covenants Follow the Patents. No Party shall Transfer any patents that are subject to the covenant not to sue in Section 4.3 unless such Transfer is expressly subject to such covenant for the term of the Covenant Period then-remaining as of the date of the Transfer. Damages, if any, that would otherwise accrue during the Covenant Period shall not accrue against a Party, its Affiliates or their respective successors and assigns during the Covenant Period and are hereby released and discharged, subject to the other terms and provisions of this Agreement. The covenants not to sue granted to an Affiliate of Party in Section 4.3 shall (a) apply automatically and commence without notice on the date such Affiliate becomes an Affiliate of such Party during the Covenant Period; and (b) terminate automatically and without notice on the earlier of (i) the date such Affiliate ceases to be an Affiliate of such Party, or (ii) the date of expiration of the Covenant Period. The release and discharge of damages in this Section 4.4 shall apply to an Affiliate only as of the date that Affiliate becomes an Affiliate of such Party and expires on such date the Affiliate ceases to be an Affiliate of such Party.

4.5 Unknown Claims. Each Party has been advised by legal counsel and is familiar with the provision of Section 1542 of the California Civil Code, which is set forth below. Nielsen knowingly waives any rights it may have under Section 1542, and under any similar provision of any other state or federal law, including at common law with respect to the Nielsen Claims identified in Section 4.2(c), and comScore knowingly waives any rights it may have under Section 1542, and under any similar provision of any other state or federal law, including at common law with respect to the comScore Claims identified in Section 4.1(c).

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“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

ARTICLE V

PATENT PURCHASE AND LICENSES

5.1 Assignment of Acquired Patents and Reservation of License. Effective as of the Effective Date and subject to the other terms and conditions of this Agreement and rights reserved herein by Nielsen, Nielsen US hereby sells, transfers, conveys and assigns to comScore all right, title and interest throughout the world in and to the Acquired Patents, and comScore hereby purchases the Acquired Patents and accepts such assignment from Nielsen US subject to the other terms and conditions of this Agreement and the rights and license reserved herein by Nielsen US. Without limitation of and subject to the foregoing, the rights acquired by comScore include the following:

(a) all rights to make applications for patents or other forms of protection for the Acquired Patents throughout the world and to apply throughout the world for certificates of invention, utility models, industrial design protections, design patent protections, or other governmental grants or issuances of any type related to any of the patents, patent applications or the novel inventions disclosed in the Acquired Patents, as well as to claim and receive the benefit of the right of priority provided by the International Convention for the Protection of Industrial Property, as amended, or by any convention which may henceforth be substituted for it, including the right to invoke and claim such right of priority without further written or oral authorization;

(b) all causes of action and enforcement rights of any kind throughout the world (whether such causes of action or enforcement rights are known or unknown; currently pending, filed, to be filed; or otherwise) under the Acquired Patents (excluding Nielsen US’s right to enforce any Preexisting License as provided herein) including for past, current and future infringement of the Acquired Patents; and

(c) all rights to collect royalties or other payments under or on account of the Acquired Patents throughout the world (excluding Nielsen US’s right to collect payments under the Preexisting Licenses, which right is subject to the conditions set forth in Section 5.7).

5.2 No Obligation to Transfer Know-How. For the avoidance of doubt, nothing in Agreement shall (a) obligate Nielsen to disclose, transfer or license to comScore any confidential information, trade secrets or know-how (whether unpatented or patented) regarding the inventions claimed or described in any Acquired Patent, or (b) obligate comScore to disclose, transfer or license to Nielsen any confidential information, trade secrets or know-how (whether unpatented or patented) regarding the inventions claimed or described in any Licensed Patent or Acquired Patent.

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5.3 Assistance In Effectuating Assignment. At the reasonable request of comScore, Nielsen agrees to execute and deliver such other instruments and do and perform such other acts and things within Nielsen’s control as may be reasonably necessary for effecting completely the consummation of the transfer of ownership in and to the Acquired Patents as contemplated hereby, including the execution, acknowledgment and recordation of other such assignments and other papers as necessary or desirable, for fully perfecting and conveying unto comScore the benefit of the transfer of ownership in and to the Acquired Patents throughout the world as contemplated hereby.

5.4 Assistance in Prosecution and Maintenance. Nielsen shall use commercially reasonable efforts to assist comScore in preventing abandonment of any of the Acquired Patents during the period beginning on the Effective Date and ending six weeks after the Effective Date, or such lesser period as comScore may reasonably specify (“Transition Period”). To that end, comScore and Nielsen will cooperate to effect a smooth transfer of the prosecution and maintenance of the Acquired Patents from Nielsen to comScore as follows:

(a) During the Transition Period, Nielsen agrees, upon the reasonable request of comScore, to do all things necessary, proper, or advisable, on a country-by-country basis, to assist in obtaining, perfecting, or sustaining the Acquired Patents, including continuing to (i) pay annuities and maintenance fees and (ii) respond to official office actions, in each case using the same standard of care and diligence that it used with respect to the Acquired Patents before the Effective Date. Any response to an official office action made during the Transition Period shall require the prior approval of comScore.

(b) As promptly as reasonably possible after the Effective Date, but not longer than one (1) month thereafter, Nielsen shall deliver to comScore originals or, if such originals are not in Nielsen’s custody, copies of each patent prosecution (docket) file in its possession for each of the Acquired Patents. Within five (5) business days of the Effective Date, Nielsen shall also send letters to its patent prosecution counsel of record and, directly or through such patent prosecution counsel, to each foreign associate firm responsible for the preparation and prosecution of any Acquired Patent informing such firm that Nielsen has assigned all of Nielsen’s right, title and interest in and to the Acquired Patents to comScore as provided in this Agreement and directing that such firm (i) immediately send all originals or, if such originals are not in such counsel’s custody, copies of Nielsen’s files associated with the Acquired Patents to comScore in accordance with such counsel’s document retention policy; and (ii) invoice Nielsen for all costs and expenses incurred in connection with the transfer of the files. If necessary, Nielsen agrees to thereafter assist comScore in procuring all such files from such patent prosecution counsel and foreign associate firms. Nielsen shall also promptly deliver to comScore copies of all assignment agreements in its or such patent prosecution counsels’ possession for the Acquired Patents.

(c) comScore will reimburse Nielsen for all costs and expenses actually and reasonably incurred by Nielsen in connection with the activities conducted under Section 5.3 and this Section 5.4 after the Effective Date, including the fees and costs of its patent prosecution counsel and foreign associate firms. Nielsen will invoice comScore for all such costs and expenses, providing in reasonable detail the basis therefore, and comScore shall pay to Nielsen all such amounts due within thirty (30) days of date of invoice.

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(d) Nielsen will instruct its patent maintenance fee and annuities payment service and its outside patent agents/counsel to cease the activities described in this Section 5.4 after the expiration of the Transition Period. Any further activities to prosecute or maintain the Acquired Patents after the expiration of the Transition Period shall be the sole responsibility and cost of comScore.

(e) As promptly as reasonably possible after the Effective Date, but not longer than one (1) month thereafter, comScore will, at its sole cost and expense, instruct its patent counsel to notify each applicable governmental authority associated with the Acquired Patents of the transfer of responsibility for ongoing prosecution and maintenance of the Acquired Patents and record the assignment of the Acquired Patents made hereby using a short form of assignment agreement substantially in the form attached as Exhibit G or such other form as is customary to be used for such purposes in the applicable jurisdiction.

5.5 Assistance in Litigation. Nielsen, at the sole cost of comScore, shall, if reasonably requested to do so by comScore, use commercially reasonable efforts to (a) cooperate in any litigation related to the Acquired Patents, and (b) authorize those persons who are employees of Nielsen or the Affiliates that it controls at time of comScore’s request and who are also named as inventors on the subject Acquired Patent(s) to cooperate in any litigation relating to the subject Acquired Patent(s). Nielsen further agrees to provide comScore with copies of correspondence with prospective licensees of the Acquired Patents that are not otherwise subject to a protective order and are in its custody and readily available that relate to past efforts to enforce or license any Acquired Patent.

5.6 Reservation of License by Nielsen.

(a) The assignment of the Acquired Patents is made, and comScore accepts it, subject to Nielsen US’s reservation to Nielsen US, NetRatings and each of their Affiliates, and comScore hereby grants to Nielsen US, NetRatings and each of their Affiliates, a worldwide, fully paid up, royalty-free, irrevocable and non-terminable, non-transferable and non-exclusive right and license (without the right to grant sublicenses), under the Acquired Patents to make, have made, use, offer for sale, sell, import and otherwise transfer Nielsen Licensed Products. The license rights reserved and granted to an Affiliate of Nielsen US or NetRatings in this Section 5.6 shall (i) apply automatically and commence prospectively without notice on the date an Affiliate becomes an Affiliate of Nielsen US or NetRatings; and (ii) shall continue and survive any merger, consolidation, asset or equity sale or other event by which such entity ceases to be an Affiliate of Nielsen US or NetRatings.

(b) The foregoing license shall also continue and shall not terminate in connection with the sale by Nielsen US, NetRatings or any of their Affiliates of any covered service, line of business, entity, division or product line (“Divested Asset”); provided, however, that (i) such continuing license under Section 5.6(b) will not include products, services or activities of the acquiring company other than those specific products, services and activities sold by the Divested Asset prior to divestiture, (ii) such continuing license under Section 5.6(b) shall continue only as to a sale whereby Nielsen US, NetRatings or its Affiliate completely divests itself of said Divested Asset, and (iii) any continuing license that arises as a result this Section 5.6 must be for a legitimate business purpose and not for the purpose of undermining comScore’s ability to license the Acquired Patents to third parties.

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5.7 Existing Licenses and Future Royalty Payments.

(a) The assignment of the Acquired Patents is made, and comScore accepts such assignment, subject to the terms and conditions of the licenses made before the Effective Date and set forth on Exhibit H (the “Preexisting Licenses”).

(b) If, after the Effective Date, royalty payments (calculated based and paid on the basis of the number of licensed units or, products or services sold or licensed or percentage of gross or net sales as set forth in a Preexisting License (“Running Royalty”)) become due and payable from a Third Party under a Preexisting License, Nielsen shall use commercially reasonable efforts to collect such Running Royalties and, within thirty (30) days of receipt, remit them to comScore without deduction, setoff or counterclaim. For the avoidance of doubt, comScore shall not be entitled to receive, and Nielsen shall not be obligated to collect or pay to comScore, any lump sum payment received under a Preexisting License.

(c) Nothing hereunder shall be deemed an assignment of any Preexisting License to comScore, and comScore shall not be deemed a third party beneficiary of any such Preexisting License.

(d) Nielsen shall indemnify, defend and hold comScore and each comScore Released Party harmless from and against any and all Claims made, asserted or brought by any party to a Preexisting License that are based on, or arise out of, a Preexisting License, including any Claim for indemnification under or breach of a Preexisting License.

5.8 Subsequent Assignments.

(a) comScore covenants and agrees that any subsequent sale, assignment, other transfer, or conveyance, by operation of law or otherwise, of any of the Acquired Patents after the Effective Date is made or occurs subject to the license rights granted or reserved in Section 5.6 and 5.9 and the covenant in Section 4.3; and comScore shall ensure the same is documented and expressly accepted by the purchaser, grantee, assignee or successor as part of any transaction relating thereto.

(b) Nielsen covenants and agrees that any subsequent sale, assignment, other transfer, or conveyance, by operation of law or otherwise, of any Affiliate or Divested Asset after the Effective Date is made or occurs subject to the terms and conditions in Section 5.6; and Nielsen shall ensure the same is documented and expressly accepted by the purchaser, grantee, assignee or successor as part of any transaction relating thereto.

(c) comScore shall give written notice to Nielsen within thirty (30) days of the closing of any sale, assignment, other transfer, or conveyance that is subject to the terms set forth in Section 5.8(a) above; and Nielsen shall give written notice to comScore within thirty (30) days of the closing of any sale, assignment, other transfer, or conveyance that is subject to the terms set forth in Section 5.8(b) above.

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5.9 License to Licensed Patents. Subject to the terms and conditions of this Agreement, comScore hereby grants to Nielsen US, NetRatings and their respective Affiliates, a worldwide, fully paid up, royalty-free, irrevocable, non-terminable and non-transferable, and non-exclusive right and license (without the right to grant sublicenses) under the Licensed Patents to make, have made, use, offer for sale, sell and import Nielsen Licensed Products. Subject to the terms and conditions of this Agreement, the license rights granted to an Affiliate of Nielsen US or NetRatings in this Section 5.8 shall (a) apply automatically and commence prospectively and without notice on the date such Affiliate becomes an Affiliate of Nielsen US or NetRatings; and (b) terminate automatically and without notice on the date such Affiliate ceases to be an Affiliate of Nielsen US or NetRatings. For the avoidance of doubt, no license is granted to any Person that is not an Affiliate.

5.10 Marking. If Nielsen US or NetRatings marks any of the Nielsen Licensed Products with patent numbers of the Licensed Patents or Acquired Patents, it shall, and shall cause its respective Affiliates to, mark all Nielsen Licensed Products sold or offered for sale under the licenses granted or reserved herein in accordance with applicable law.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

6.1 Representations of the Parties. Each Party represents and warrants to each of the other Parties, as of the Effective Date, that:

(a) Such Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and Exhibits and to carry out the provisions hereof and thereof;

(b) Such Party has taken all corporate action necessary to authorize the execution and delivery of this Agreement and Exhibits and the performance of its obligations hereunder and thereunder;

(c) This Agreement and Exhibits have been duly executed by such Party and constitute a valid and legally binding obligation of such Party, enforceable in accordance with their respective terms;

(d) The execution, delivery and performance of this Agreement and Exhibits by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it;

(e) Such Party represents and warrants that it has been advised by its counsel of its rights and obligations under this Agreement and Exhibits and enters into this Agreement and Exhibits freely, voluntarily, and without duress; and

(f) Such Party represents and warrants that it is not relying on any promises, inducements, or representations other than those provided herein.

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6.2 Representations and Warranties of Nielsen. Nielsen represents and warrants to comScore, as of the Effective Date, that:

(a) To the best of Nielsen’s knowledge, Exhibit A sets forth a complete and accurate list of:

i. all Acquired Patents that have been or are registered, filed, granted, or issued, or that have been or are subject to an application for registration, filing, grant or issuance;

ii. all jurisdictions in which such Acquired Patents have been or are registered, granted, or issued or in which registrations, grants or issuances have been applied for; and

iii. all registration numbers, issuance numbers, grant numbers, serial numbers and application numbers, as applicable.

(b) To the best of Nielsen’s knowledge, Exhibit H sets forth a complete and accurate list of, and Nielsen has provided complete and accurate copies of, each agreement that materially affects, in any manner, title to, or comScore’s enjoyment of, the Acquired Patents, including each license to one or more of the patents or patent applications in the Acquired Patents, or a right or option to obtain such a license;

(c) Except for Preexisting Licenses, there has been no previous Transfer or other grant of rights under the Acquired Patents or any other agreement by Nielsen US or NetRatings that materially affects, in any manner, title to, or comScore’s enjoyment of, the Acquired Patents, including an assignment of full or partial rights in or to one or more of the patents or patent applications in the Acquired Patents, a license to one or more of the patents or patent applications in the Acquired Patents, or a right or option to obtain such a license;

(d) To the best of Nielsen’s knowledge, no Running Royalties are due or payable under any Preexisting License as of the Effective Date, and no Running Royalties will, after the Effective Date, become due or payable under any Preexisting License;

(e) Nielsen is the sole owner of all right, title and interest in and to each of the Acquired Patents;

(f) All maintenance fees, annuities and other payments owed to the USPTO or any non-U.S. patent office in connection with the Acquired Patents and due and payable before the Effective Date have been paid in full;

(g) None of the Acquired Patents is currently pending in any reexamination, reissue, opposition, or interference proceeding, and, to the knowledge of Nielsen, no such proceedings are pending or threatened.

(h) Nielsen has the authority to act on behalf of the Nielsen Releasing Parties to the extent that this Agreement recites undertakings, promises, covenants or obligations of said Persons;

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(i) Nielsen has not Transferred, in whole or in part, voluntarily or involuntarily, any Nielsen Claim, and no Person (other than Nielsen) had or has any interest in any Nielsen Claim.

(j) The remedies for any breach of or inaccuracy as of the Effective Date in any of the representations and warranties contained in this Section 6.2 or in any officer’s certificate provided by Nielsen US pursuant to Section 5.7 shall survive the Effective Date in perpetuity or until the expiration of the applicable statute of limitations, if earlier.

6.3 Representations and Warranties of comScore. comScore represents and warrants to Nielsen, as of the Effective Date, that:

(a) To the best of comScore’s knowledge, Exhibit B sets forth a complete and accurate list of:

i. all Licensed Patents that have been or are registered, filed,-granted, or issued, or that have been or are subject to an application for registration, filing, grant or issuance;

ii. all jurisdictions in which such Licensed Patents have been or are registered, granted, or issued or in which registrations, grants or issuances have been applied for; and

iii. all registration numbers, issuance numbers, grant numbers, serial numbers and application numbers, as applicable.

(b) To the best of comScore’s knowledge, comScore has the right and authority to grant the license to the Licensed Patents upon the terms specified herein;

(c) None of the Licensed Patents is currently pending in any reexamination, reissue, opposition, or interference proceeding, and, to the knowledge of comScore, no such proceedings are pending or threatened.

(d) comScore has the authority to act on behalf of the comScore Releasing Parties to the extent that this Agreement recites undertakings, promises, covenants or obligations of said Persons;

(e) comScore has not Transferred, in whole or in part, voluntarily or involuntarily, any comScore Claim, and no Person had or has any interest in any comScore Claim.

(f) The remedies for any breach of or inaccuracy as of the Effective Date in any of the representations and warranties contained in this Section 6.3 shall survive the Effective Date in perpetuity or until the expiration of the applicable statute of limitations, if earlier.

6.4 No Other Representations or Warranties. EXCEPT AS PROVIDED IN SECTIONS 6.1, 6.2 AND 6.3, NO PARTY MAKES ANY REPRESENTATION TO ANY OTHER PARTY AND EACH PARTY HEREBY DISCLAIMS ANY AND ALL SUCH

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OTHER REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS, IMPLIED, ARISING BY OPERATION OF LAW, OR OTHERWISE UNDER THIS AGREEMENT AND EXCEPT AS PROVIDED IN SECTIONS 6.1, 6.2 AND 6.3, THE ACQUIRED PATENTS ARE ASSIGNED BY NIELSEN, AND THE LICENSED PATENTS AND ACQUIRED PATENTS ARE LICENSED BY COMSCORE, AS-IS, WHERE-IS, AND WITH ALL FAULTS. Without limiting the foregoing, nothing contained in this Agreement shall be construed as: (a) a warranty or representation by any Party that any manufacture, sale, use or other disposition of products by any other Party has been or will be free from infringement of any patents (except the Acquired Patents and Licensed Patents); (b) an agreement by any Party to bring or prosecute actions or suits against Third Parties for infringement, or conferring any right to any other Party to bring or prosecute actions or suits against Third Parties for infringement; (c) a warranty or representation by any Party as to the patentability, validity, or enforceability of any of the Licensed Patents or Acquired Patents, or (d) conferring any right to any other Party to use in advertising, publicity, or otherwise, any trademark, trade name or names of any other Party, or any contraction, abbreviation or simulation thereof without the prior written consent of such other Party.

ARTICLE VII

TERM AND TERMINATION

7.1 Term. This Agreement becomes effective on the Effective Date and remains in effect until terminated in accordance with Section 7.2.

7.2 Termination. This Agreement terminates with respect to each Acquired Patent or Licensed Patent when such patent expires or is finally determined (including any appellate process) by a governmental authority of competent jurisdiction to be unpatentable, invalid or unenforceable. This Agreement terminates in its entirety when all Acquired Patents and Licensed Patents have expired or have been determined by a governmental authority of competent jurisdiction to be unpatentable, invalid or unenforceable. Except as set forth in the preceding sentence, this Agreement, the rights reserved to the Acquired Patents, and the license grants hereunder may be terminated only by mutual agreement of the Parties, and may not be terminated for any other reason. All other remedies available by law and in this Agreement shall remain in effect.

7.3 Survival. Termination of this Agreement shall not relieve any Party of any obligation accrued before termination. Additionally, the provisions of Articles I, VIII and IX and Sections 4.1-4.5, 5.6, 5.7(d), 5.8, 5.9, 6.2(j), 6.3(f), 6.4, and 7.3 shall survive termination as applicable.

ARTICLE VIII

CONFIDENTIALITY

8.1 Confidentiality. From and after the Effective Date, no Party shall disclose the terms of this Agreement except:

(a) with the prior written consent of the other Party;

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(b) to any governmental body having jurisdiction and specifically requiring such disclosure;

(c) in response to a valid subpoena or as otherwise may be required to comply with any rules or regulations of any court, provided, however, that prior to any such disclosure pursuant to this Section, the Party seeking disclosure shall promptly, if permitted by law, notify the other Party and, that prior to any such disclosure, take all reasonable actions in an effort to minimize the nature and extent of such disclosure, including seeking a protective order;

(d) for the purposes of disclosure in connection with the Securities and Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and any other reports filed with the Securities and Exchange Commission, or any other filings, reports or disclosures that may be required under applicable laws, regulations or the rules of any exchange where a Party’s securities are traded;

(e) to a Party’s accountants, legal counsel, tax advisors and other financial and legal advisors, subject to obligations of confidentiality at least as stringent as those contained herein; or

(f) with obligations of confidentiality at least as stringent as those contained herein, to a counterparty in connection with a proposed merger, acquisition, financing or similar transaction.

8.2 Protective Orders. In furtherance hereof, each Party will, and will direct its counsel to, promptly comply with the protective orders in the Alexandria Action and the Norfolk Action with respect to the return or destruction of confidential information; provided, however that Nielsen agrees that comScore may retain and use for any purpose all information and materials related to the Acquired Patents. For the avoidance of doubt, upon filing with the Court, any stipulation attached hereto as an Exhibit shall not be confidential.

8.3 Publicity. Except as provided in Section 8.1 (d), no Party will authorize or issue a press release or any other announcement or communication regarding this Agreement or the relationship contemplated herein or therein absent prior mutual agreement in writing by all Parties. Notwithstanding the foregoing and Section 8.1 above, upon the Effective Date any Party may state that the Parties have entered into a settlement agreement regarding the Norfolk Action and Alexandria Action.

ARTICLE IX

MISCELLANEOUS

9.1 Reservation of Rights. Except as expressly set forth in this Agreement and its Exhibits, nothing herein shall be deemed a grant or waiver by any Party of any rights, title or interest in, to or under any patents, technology or other intellectual property rights of such Party or its Affiliates, whether by implication, by estoppel or otherwise.

9.2 Assignment. No party may assign or otherwise transfer its rights and obligations under this Agreement except in connection with the sale of all or substantially all of the assets of the Party or the merger or consolidation of such Party. Except as provided in the preceding sentence, this Agreement may not be assigned or otherwise transferred (by operation of law or otherwise), in whole or in part, by any Party to any other Person and any attempt to do so shall be null and void.

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9.3 Notices. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly given upon (a) delivery by hand (with written confirmation of receipt), (b) transmission by telecopier (with written confirmation of receipt), provided that a copy is sent by registered mail, return receipt requested, or (c) receipt by the addressee, if sent by a nationally recognized overnight delivery service providing receipt of delivery, and, for any of (a), (b) and (c), using the information set forth below (or such information as may be provided in the future by written notice that has been provided pursuant to this Section 9.3):

If to Nielsen or NetRatings	The Nielsen Company (US) LLC 770 Broadway New York, New York 10003 Attention: Legal Department Facsimile: (646) 654-4982

with a copy (which shall not constitute notice) to:	Jones Day 1755 Embarcadero Road Palo Alto, CA 94303 Attention: Greg Lanier Facsimile: (650) 739-3900

If to comScore:	comScore, Inc. 11950 Democracy Drive Suite 600 Reston, VA 20190 Attention: General Counsel Facsimile: (703) 376-6604

with a copy (which shall not constitute notice) to:	Covington & Burling LLP 1201 Pennsylvania Ave., N.W. Washington, DC 20004-2401 Attention: Kevin B. Collins Facsimile: 202-778-5598

9.4 Governing Law and Choice of Forum. The Parties agree that this Agreement shall be governed, interpreted, and construed in accordance with the laws of the State of Delaware (without regard to its conflict of law principles). Each of the Parties consents to the exclusive jurisdiction and venue of the United States District Court for the Eastern District of Virginia with regard to any and all dispute(s) arising in connection with this Agreement unless no federal subject matter jurisdiction exists, in which case the action or proceeding shall be brought only in the courts of the Commonwealth of Virginia located in Fairfax County, VA.

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9.5 Limitation of Liability. NO PARTY WILL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, RELIANCE, PUNITIVE OR SPECIAL DAMAGES ARISING UNDER THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9.6 Severability. If any provision of this Agreement is held to be illegal or unenforceable, such provision shall be limited or eliminated to the minimum extent necessary so that the remainder of this Agreement will continue in full force and effect and be enforceable. The Parties agree to negotiate in good faith an enforceable substitute provision for any invalid or unenforceable provision that most nearly achieves the intent of such provision.

9.7 Modification; Waiver. No modification or amendment to this Agreement, nor any waiver of any rights hereunder, will be effective unless assented to in writing by the Party to be charged, and the waiver of any breach or default will not constitute a waiver of any other right hereunder or any subsequent breach or default.

9.8 Construction. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party will not be applied in the construction or interpretation of this Agreement. As used in this Agreement, the words “include” and “including” and variations thereof, will not be deemed to be terms of limitation, but rather will be deemed to be followed by the words “without limitation.” The headings in this Agreement will not be referred to in connection with the construction or interpretation of this Agreement.

9.9 Counterparts. This Agreement and its Exhibits may be executed in counterparts or duplicate originals, all of which shall be regarded as one and the same instrument, and which shall be the official and governing version in the interpretation of this Agreement. This Agreement and its Exhibits may be executed by facsimile signatures or other electronic means and such signatures shall be deemed to bind each Party as if they were original signatures.

9.10 Integration. No promise, inducement or agreement not expressed in this Agreement and Exhibits has been made to any Party in connection with this Agreement. This Agreement and Exhibits constitute the entire agreement among the Parties with respect to the subject matter hereof.

9.11 Binding Effect. This Agreement shall be binding upon and for the benefit of the Parties hereto and their respective executors, administrators, trustees, successors and permitted assigns.

<signature page follows>

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each Party hereto as of the date first above written.

THE NIELSEN COMPANY (US) LLC		NETRATINGS, LLC

By:	/s/ James W. Cuminale	By:	/s/ James W. Cuminale
Name:	JAMES W. CUMINALE	Name:	JAMES W. CUMINALE
Title:	CEO	Title:	President

COMSCORE, INC.

By:	/s/ Kenneth Tarpey
Name:	KENNETH TARPEY
Title:	Chief Financial Officer

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Exhibit A

Acquired Patents

NIELSEN US 6,418,470

ID	Country	App No.	Patent No.	Appl. Type	App Title	Status	Appl. Date	Grant Date
81024699	US	09/111,963	6,327,619	Priority	METERING OF INTERNET CONTENT USING A CONTROL	Granted	08 Jul 1998	04 Dec 2001
81025914	US	09/791,268	6,418,470	Continuation	METERING OF INTERNET CONTENT USING A CONTROL	Granted	22 Feb 2001	09 Jul 2002
81024700	Canada	2,272,506	2,272,506	Secondary	METERING OF INTERNET CONTENT USING A CONTROL	Granted	19 May 1999	17 Feb 2009

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NIELSEN US 7,376,722

ID	Country	App No.	Patent No.	Appl. Type	App Title	Status	Appl. Date	Grant Date
81025283	US	09/763,338	7,376,722	Designated PCT	NETWORK RESOURCE MONITORING AND MEASUREMENT SYSTEM AND METHOD	Granted	07 Aug 2000	20 May 2008
81025285	US	12/100,685		Continuation	NETWORK RESOURCE MONITORING AND MEASUREMENT SYSTEM AND METHOD	Abandoned	10 Apr 2008
81025282	US	12/100,698	7,953,791	Divisional	NETWORK RESOURCE MONITORING AND MEASUREMENT SYSTEM AND METHOD	Granted	10 Apr 2008	31 May 2011
81054855	US	12/780,890	7,953,839	Continuation	NETWORK RESOURCE MONITORING AND MEASUREMENT SYSTEM AND METHOD	Granted	15 May 2010	31 May 2011
81080416	US	13/098,358		Continuation	NETWORK RESOURCE MONITORING AND MEASUREMENT SYSTEM AND METHOD	Issue Fee Paid	29 Apr 2011
81025277	Australia	PQ 206399			NETWORK USER MEASUREMENT SYSTEM AND METHOD	Expired	06 Aug 1999
81025284	Australia	200062543	781008	Divisional	NETWORK RESOURCE MONITORING AND MEASUREMENT SYSTEM AND METHOD	Granted	07 Aug 2000	28 Apr 2005
81025279	EP	00949006.1		Designated PCT	NETWORK RESOURCE MONITORING AND MEASUREMENT SYSTEM AND METHOD	Published	07 Aug 2000
81077187	EP	10012280.3-1244		Divisional	NETWORK RESOURCE MONITORING AND MEASUREMENT SYSTEM AND METHOD	Published	07 Aug 2000
81025280	Japan	2001-516087	4799788	Designated PCT	NETWORK RESOURCE MONITORING AND MEASUREMENT SYSTEM AND METHOD	Granted	07 Aug 2000	26 Oct 2011
81077132	Japan	2010-234049		Divisional	NETWORK RESOURCE MONITORING AND MEASUREMENT SYSTEM AND METHOD	Published	18 Oct 2010
81025281	New Zealand	NZ 517638	517638	Designated PCT	NETWORK RESOURCE MONITORING AND MEASUREMENT SYSTEM AND METHOD	Granted	07 Aug 2000
81025278	PCT	AU00/00937		PCT Application	NETWORK RESOURCE MONITORING AND MEASUREMENT SYSTEM AND METHOD	Lapsed	07 Aug 2000
	US	13/329,199		Continuation	NETWORK RESOURCE MONITORING AND MEASUREMENT SYSTEM AND METHOD	Filed	16 Dec 2011

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NIELSEN US 7,386,473 - US 7,613,635

ID	Country	App No.	Patent No.	Appl. Type	App Title	Status	Appl. Date	Grant Date
81025615	US	08/707,279	6,108,637	Priority	CONTENT DISPLAY MONITOR	Granted	03 Sep 1996	22 Aug 2000
81026020	US	09/490,495	7,386,473	Secondary	CONTENT DISPLAY MONITOR	Granted	25 Jan 2000	10 Jun 2008
81026027	US	11/618,055	7,716,326	Divisional	CONTENT DISPLAY MONITOR	Granted	29 Dec 2006	11 May 2010
81026031	US	11/618,251	7,590,568	Divisional	CONTENT DISPLAY MONITOR	Granted	29 Dec 2006	15 Sep 2009
81026036	US	11/618,233		Divisional	CONTENT DISPLAY MONITOR	Rejected	29 Dec 2006
81026037	US	11/618,213	7,613,635	Divisional	CONTENT DISPLAY MONITOR	Granted	29 Dec 2006	03 Nov 2009
81026038	US	11/618,193	7,756,974	Continuation	CONTENT DISPLAY MONITOR	Granted	29 Dec 2006	13 Jul 2010
81026039	US	11/618,176	7,644,156	Continuation	CONTENT DISPLAY MONITOR	Granted	29 Dec 2006	05 Jan 2010
81026040	US	11/618,144	7,653,724	Continuation	CONTENT DISPLAY MONITOR	Granted	29 Dec 2006	26 Jan 2010
81026041	US	11/618,118	7,720,964	Continuation	CONTENT DISPLAY MONITOR	Granted	29 Dec 2006	18 May 2010
81026042	US	11/618,102	7,650,407	Continuation	CONTENT DISPLAY MONITOR	Granted	29 Dec 2006	19 Jan 2010
81026097	US	11/618,086	7,720,963	Continuation	CONTENT DISPLAY MONITOR	Granted	29 Dec 2006	18 May 2010
81026043	US	11/618,072		Continuation	CONTENT DISPLAY MONITOR	Abandoned	29 Dec 2006
81076282	US	12/849,420		Continuation	CONTENT DISPLAY MONITOR	Published	03 Aug 2010
81025989	Australia	42437/97	735285	Designated PCT	CONTENT DISPLAY MONITOR	Granted	29 Aug 1997	05 Jul 2001
81025997	Belgium	97940719.4	0 870 234	Designated EP	CONTENT DISPLAY MONITOR	Granted	29 Aug 1997	26 Mar 2003
81025990	Canada	2246746		Designated PCT	CONTENT DISPLAY MONITOR	Abandoned	29 Aug 1997
81025991	China	97191556.3	CN 1174316C	Designated PCT	CONTENT DISPLAY MONITOR	Granted	29 Aug 1997	03 Nov 2004
81026017	China	200410033715.3	CN 100380341	Divisional	CONTENT DISPLAY MONITOR	Granted	29 Aug 1997	09 Apr 2008
81026021	China	200410033713.4	CN 1306410	Divisional	CONTENT DISPLAY MONITOR	Granted	29 Aug 1997	21 Mar 2007
81026025	China	200610094354.2	CN 100507868	Designated PCT	CONTENT DISPLAY MONITOR	Granted	29 Aug 1997	01 Jul 2009
81025998	Denmark	97940719.4	0 870 234	Designated EP	CONTENT DISPLAY MONITOR	Granted	29 Aug 1997	26 Mar 2003
81025992	EP	97940719.4	0870234	Designated PCT	CONTENT DISPLAY MONITOR	Granted	29 Aug 1997	26 Mar 2003
81026014	EP	20010106943			CONTENT TRANSFERRING SYSTEM	Abandoned	29 Aug 1997
81026019	EP	20010123166			CONTENT TRANSFERRING METHOD	Abandoned	29 Aug 1997
81025999	Finland	97940719.4	0 870 234	Designated EP	CONTENT DISPLAY MONITOR	Granted	29 Aug 1997	26 Mar 2003

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81026000	France	97940719.4	0870234	Designated EP	CONTENT DISPLAY MONITOR	Granted	29 Aug 1997	26 Mar 2003
81026001	Germany	97940719.4	DE69720186	Designated EP	CONTENT DISPLAY MONITOR	Granted	29 Aug 1997	26 Mar 2003
81025993	Hong Kong	99102791.9	1018327	Designated PCT	CONTENT DISPLAY MONITOR	Granted	02 Jul 1999	28 Oct 2005
81026018	Hong Kong	05103917.9	1071215	Divisional	CONTENT DISPLAY MONITOR	Granted	10 May 2005	30 Apr 2009
81026022	Hong Kong	051039160.0	1071214	Designated PCT	CONTENT DISPLAY MONITOR	Granted	10 May 2005	08 Jun 2007
81026028	Hong Kong	071027812	1097615	Designated PCT	CONTENT DISPLAY MONITOR	Granted	15 Mar 2007	11 Sep 2009
81026002	Ireland	97940719.4	0 870 234	Designated EP	CONTENT DISPLAY MONITOR	Granted	29 Aug 1997	26 Mar 2003
81026003	Italy	97940719.4	0870234	Designated EP	CONTENT DISPLAY MONITOR	Granted	29 Aug 1997	26 Mar 2003
	Liechtenstein	97940719.4	0870234	Designated EP	CONTENT DISPLAY MONITOR	Published	29 Aug 1997
81026004	Spain	97940719.4	ES2195170	Designated EP	CONTENT DISPLAY MONITOR	Granted	29 Aug 1997	26 Mar 2003
81026005	Sweden	97940719.4	0 870 234	Designated EP	CONTENT DISPLAY MONITOR	Granted	29 Aug 1997	26 Mar 2003
81026006	Switzerland	97940719.4	0870234	Designated EP	CONTENT DISPLAY MONITOR	Granted	29 Aug 1997	26 Mar 2003
81026007	UK	97940719.4	0 870 234	Designated EP	CONTENT DISPLAY MONITOR	Granted	29 Aug 1997	26 Mar 2003
81025621	PCT	US97/15353		PCT Application	CONTENT DISPLAY MONITOR	Lapsed	29 Aug 1997

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NIELSEN US 6,115,680

ID	Country	App No.	Patent No.	Appl. Type	App Title	Status	Appl. Date	Grant Date
81025665	US	08/474,082	5,675,510	Priority	COMPUTER USE METER AND ANALYZER	Granted	07 Jun 1995	07 Oct 1997
81025930	US	08/973,173	6,115,680	Designated PCT	COMPUTER USE METER AND ANALYZER	Granted	07 Jun 1995	05 Sep 2000
81026023	US	09/616,317		Continuation	COMPUTER USE METER AND ANALYZER	Abandoned	19 May 2000
81026026	US	10/037,174		Continuation	COMPUTER USE METER AND ANALYZER	Abandoned	29 Oct 2001
81025691	Australia	199662739	701,813	Designated PCT	COMPUTER USE METER AND ANALYZER	Granted	07 Jun 1996	04 Feb 1999
81025692	Brazil	PI9609217.3		Designated PCT	COMPUTER USE METER AND ANALYZER	Final Rej	07 Jun 1996
81025693	Canada	2,223,919	2,223,919	Designated PCT	COMPUTER USE METER AND ANALYZER	Granted	07 Jun 1996	09 Jul 2002
81025695	Germany	0921533		Designated PCT	COMPUTER USE METER AND ANALYZER	Published	07 Jun 1996
81025969	EP	07005982.9		Divisional	COMPUTER USE METER AND ANALYZER	Published	07 Jun 1996
81077125	EP	10012282.9		Divisional	COMPUTER USE METER AND ANALYZER	Published	07 Jun 1996
81025694	EP	96921533			COMPUTER USE METER AND ANALYZER	Abandoned	07 Jun 1996
81025696	Japan	502197/97	3317705	Designated PCT	COMPUTER USE METER AND ANALYZER	Granted	07 Jun 1996	26 Aug 2002
81025697	Mexico	PA/a/1997/979752	193,614	Designated PCT	COMPUTER USE METER AND ANALYZER	Granted	05 Dec 1997	07 Oct 1999
81025698	Norway	975728			Måler og analysator for datamaskinbenyttelse	Abandoned	05 Dec 1997
81025666	PCT	US96/10091			COMPUTER USE METER AND ANALYZER	Lapsed	07 June 1996

*        *        *

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Exhibit B

Licensed Patents

IMATTER NO.	COUNTRY ID	TYPE	SERIAL NO.	PATENT NO.	TITLE	RELATED	STATUS	FILE	ISSUE
13186- 0002P01	US	PRV	60/353,993		PERFORMANCE MONITORING AND ANALYSIS		ABANDONED	02/05/02
13186- 0004001	US	UTL	10/358,377	7,930,285	SYSTEMS AND METHODS OF USER DEMOGRAPHIC REPORTING USABLE FOR INDENTIFYING USERS AND COLLECTING USAGE DATA	13186- 0004P01	ISSUED	02/05/03	04/19/11
13186- 0004002	US	UTL	13/078,667		SYSTEMS FOR AND METHODS OF USER DEMOGRAPHIC REPORTING USABLE FOR INDENTIFYING USERS AND COLLECTING USAGE DATA	13186- 0004001	PUBLISHED	04/01/11

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IMATTER NO.	COUNTRY ID	TYPE	SERIAL NO.	PATENT NO.	TITLE	RELATED	STATUS	FILE	ISSUE
13186- 0004CA1	CA	UTL	2474815		SYSTEMS AND METHODS FOR USER IDENTIFICATION, USER DEMOGRAPHIC REPORTING AND COLLECTING USAGE DATA	13186- 0004WO1	PENDING	02/05/03
13186- 0004EP1	EP	UTL	3737601.9		SYSTEMS AND METHODS FOR USER IDENTIFICATION, USER DEMOGRAPHIC REPORTING AND COLLECTING USAGE DATA	13186- 0004WO1	PUBLISHED	02/05/03
13186- 0004P01	US	PRV	60/355,785		USER DEMOGRAPHIC REPORTING	13186- 0002P01	ABANDONED	02/12/02

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IMATTER NO.	COUNTRY ID	TYPE	SERIAL NO.	PATENT NO.	TITLE	RELATED	STATUS	FILE	ISSUE
13186- 0004WO1	WO	UTL	PCT/US2003/0 03225		SYSTEMS AND METHODS FOR USER IDENTIFICATION, USER DEMOGRAPHIC REPORTING AND COLLECTING USAGE DATA	13186- 0002P01	NAT PHASE	02/05/03
13186- 0010001	US	UTL	09/532,890	7,181,412	SYSTEMS AND METHODS FOR COLLECTING CONSUMER DATA	13186- 0004P01	ISSUED	03/22/00	02/20/07
13186- 0010002	US	UTL	11/619,795		SYSTEMS AND METHODS FOR COLLECTING CONSUMER DATA	13186- 0010001	ABANDO NED	01/04/07
13186- 0010CA1	CA	UTL	2403879		SYSTEMS AND METHODS FOR COLLECTING CONSUMER DATA	13186- 0010WO1	PENDING	03/20/01
13186- 0010EP1	EP	UTL	1922473.2		SYSTEMS AND METHODS FOR COLLECTING CONSUMER DATA	13186- 0010WO1	ABANDO NED	03/20/01

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SUBJECT TO FED. R. EVID. 408

IMATTER NO.	COUNTRY ID	TYPE	SERIAL NO.	PATENT NO.	TITLE	RELATED	STATUS	FILE	ISSUE
13186- 0010MX1	MX	UTL	PA/a/2002/009 205		SYSTEMS AND METHODS FOR COLLECTING CONSUMER DATA	13186- 0010WO1	CLOSED	03/20/01
13186- 00l0WOl	WO	UTL	PCT/US01/087 85		SYSTEMS AND METHODS FOR COLLECTING CONSUMER DATA	13186- 0010001	NAT PHASE	03/20/01
13186- 0011001	US	UTL	10/358,391	7,493,655	SYSTEMS FOR AND METHODS OF PLACING USER INDENTIFICATION IN THE HEADER OF DATA PACKETS USABLE IN USER DEMOGRAPHIC REPORTING AND COLLECTING USAGE DATA	13186- 0010001	ISSUED	02/05/03	02/17/09
13186- 0011002	US	UTL	12/347,464		USER IDENTIFICATION IN THE HEADER OF DATA PACKETS	13186- 0011001	PUBLISHED	12/31/08

CONFIDENTIAL

SUBJECT TO FED. R. EVID. 408

IMATTER NO.	COUNTRY ID	TYPE	SERIAL NO.	PATENT NO.	TITLE	RELATED	STATUS	FILE	ISSUE
13186- 0012001	US	UTL	10/358,376	7,260,837	SYSTEMS AND METHODS FOR USER IDENTIFICATION, USER DEMOGRAPHIC REPORTING AND COLLECTING USAGE DATA USING BIOMETRICS	13186- 0010001	ISSUED	02/05/03	08/21/07
13186- 0012002	US	UTL	11/836,075		SYSTEMS AND METHODS FOR USER IDENTIFICATION, USER DEMOGRAPHIC REPORTING AND COLLECTING USAGE DATA USING BIOMETRICS	13186- 0012001	PUBLISHED	08/08/07

CONFIDENTIAL

SUBJECT TO FED. R. EVID. 408

IMATTER NO.	COUNTRY ID	TYPE	SERIAL NO.	PATENT NO.	TITLE	RELATED	STATUS	FILE	ISSUE
13186- 0048001	US	UTL	11/183,339	7,849,154	ACQUIRING, STORING, AND CORRELATING PROFILE DATA OF CELLULAR MOBILE COMMUNICATIONS SYSTEM’S USERS TO EVENT	13186- 0048P01	ISSUED	07/18/05	12/07/10
13186- 0048002	US	UTL	12/961,092		ACQUIRING, STORING, AND CORRELATING PROFILE DATA OF CELLULAR MOBILE COMMUNICATIONS SYSTEM’S USERS TO EVENT	13186- 0048001	PUBLISHED	12/06/10
13186- 0048P01	US	PRV	60/694,451		ACQUIRING, STORING, AND CORRELATING PROFILE DATA OF CELLULAR MOBILE COMMUNICATIONS SYSTEM’S USERS TO EVENT		EXPIRED	06/27/05

CONFIDENTIAL

SUBJECT TO FED. R. EVID. 408

IMATTER NO.	COUNTRY ID	TYPE	SERIAL NO.	PATENT NO.	TITLE	RELATED	STATUS	FILE	ISSUE
13186-0049001	US	UTL	11/903,089		ACQUIRING, STORING, AND CORRELATING PROFILE DATA OF CELLULAR MOBILE COMMUNICATIONS SYSTEM’S USERS TO EVENT	13186- 0048001	ABANDONED	09/20/07
NA(PITKO W l)	US	UTL	11/640,441	7,685,275	NETWORK INTERACTION ANALYS		ISSUED	12/15/06	03/23/10
NA(PITKO W 2)	US	UTL	11/640,125		NETWORK INTERACTION CORRELATION		PENDING	12/15/06
NA(PITKO W 3)	US	PRV	61/007,915		NETWORK INTERACTION MONITORING DEVICE		EXPIRED	12/15/06
NA(PITKO W 4)	US	UTL	11/986,311		NETWORK INTERACTION MONITORING APPLIANCE	PITKOW 3	PENDING	11/19/07
NA(PITKO W 5)	US	UTL	. 12/077,947		NETWORK INTERACTION MONITORING APPLIANCE	PITKOW 4	PENDING	03/21/08

CONFIDENTIAL

SUBJECT TO FED. R. EVID. 408

IMATTER NO.	COUNTRY ID	TYPE	SERIAL NO.	PATENT NO.	TITLE	RELATED	STATUS	FILE	ISSUE
NA(PITKO W 6)	WO	UTL	PCT/US2007/0 25133		A NETWORK INTERACTION MONITORING APPLICATION	PITKOW 1 PITKOW 2 PITKOW 3 PITKOW 4	EXPIRED	12/07/07
N/A	AU	UTL	2003210825		SYSTEMS AND METHODS FOR USER IDENTIFICATION, USER DEMOGRAPHIC REPORTING AND COLLECTING USAGE DATA	13186- 0004WO1	LAPSED	2/5/2003
N/A	AU	UTL	200149270		SYSTEMS AND METHODS FOR COLLECTING CONSUMER DATA	13186- 0010WO1	LAPSED	3/20/2001

*        *        *

CONFIDENTIAL

SUBJECT TO FED. R. EVID. 408

Exhibit C

Stipulation of Dismissal for Alexandria Action

(See attached.)

CONFIDENTIAL

SUBJECT TO FED. R. EVID. 408

UNITED STATES DISTRICT COURT

FOR THE EASTERN DISTRICT OF VIRGINIA

ALEXANDRIA DIVISION

COMSCORE, INC.,	)
)
Plaintiff,	)	Civil Action No. 1:11-CV-290-LMB/TRJ
)
v.	)
)
THE NIELSEN COMPANY (US), LLC	)
and NETRATINGS, LLC,	)
)
Defendants.	)
)

STIPULATION OF DISMISSAL

Pursuant to Fed. R. Civ. P. 41(a)(l)(A)(ii), the Plaintiff and Defendants hereby stipulate and agree that the above action, including all claims and affirmative defenses, are dismissed WITH PREJUDICE, subject to the terms of that certain agreement entitled “PATENT PURCHASE, LICENSE AND SETTLEMENT AGREEMENT” and dated December 20, 2011 with each party to bear its own costs, expenses and attorneys’ fees.

C-1

CONFIDENTIAL

SUBJECT TO FED. R. EVID. 408

SO AGREED AND STIPULATED:

Dated: December 20, 2011	Dated: December 20, 2011

By:	By:

/s/ Kevin Collins	/s/ Walter Kelley

Richard Rainey (pro hac vice)

Kevin B. Collins (pro hac vice)

Paul A. Ainsworth (pro hac vice)

Brian G. Bieluch (pro hac vice)

Erica N. Andersen (VSB No. 76466)

COVINGTON & BURLING LLP

1201 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

Tel: (202) 662-6000

Fax: (202) 778-5598

rrainey@cov.com

koollins@cov.com

painsworth@cov.com

bbieluch@cov.com

eandersen@cov.com

K. Courtney Macdonald (VSB No. 77014)

COVINGTON & BURLING LLP

The New York Times Building

620 8th Avenue

New York, NY 10018

Tel: (212) 841-1000

Fax: (212) 841-1010

cmacdonald@cov.com

Stephen E. Noona (VSB No. 25367)

KAUFMAN & CANOLES, PC

150 Main Street, Suite 2100

Norfolk, VA 23510

Tel: (757) 624-3239

Fax: (757) 624-3169

senoona@kaufcan.com

Attorneys for Plaintiff comScore, Inc.

Walter D. Kelley, Jr. (VSB No. 21622)

Tara Lynn R. Zurawski (VSB No. 73602)

JONES DAY

51 Louisiana Avenue, NW

Washington, DC 20001

Tel: (202) 879-3939

Fax: (202) 626-1700

wdkelley@jonesday.com

tzurawski@jonesday.com

Tharan Gregory Lanier (pro hac vice)

Joe C. Liu (pro hac vice)

Heather N. Fugitt (pro hac nice)

JONES DAY

1755 Embarcadero Road

Palo Alto, CA 94303

Tel: (650) 739-3939

Fax: (650) 739-3900

tglanier@jonesday.com

jcliu@jonesday.com

hfugitt@jonesday.com

Steven J. Corr (pro hac vice)

JONES DAY

555 South Flower Street, Fiftieth Floor

Los Angeles, CA 90071-2300

Tel: (213) 489-3939

Fax: (213) 243-2539

sjcorr@jonesday.com

Attorneys for Defendants The Nielsen Company (US), LLC and NetRatings, LLC

C-2

CONFIDENTIAL

SUBJECT TO FED. R. EVID. 408

Exhibit D

Stipulation of Dismissal for Norfolk Action

(See attached.)

CONFIDENTIAL

SUBJECT TO FED. R. EVID. 408

IN THE UNITED STATES DISTRICT COURT

FOR THE EASTERN DISTRICT OF VIRGINIA

NORFOLK DIVISION

THE NIELSEN COMPANY (US), LLC,	)
)
Plaintiff/Counterclaim	)	Civil Action No. 2:11-CV-168-MSD/TRJ
Defendant,	)
)
v.	)
)
COMSCORE, INC.,	)
)
Defendant/Counterclaim	)
Plaintiff.	)
)

STIPULATION OF DISMISSAL

Pursuant to Fed. R. Civ. P. 41(a)(l)(A)(ii), the Plaintiff and Defendant hereby stipulate and agree that the above action, including all claims, and counterclaims and affirmative defenses, are dismissed WITH PREJUDICE, subject to the terms of that certain agreement entitled “PATENT PURCHASE, LICENSE AND SETTLEMENT AGREEMENT” and dated December 20, 2011 with each party to bear its own costs, expenses and attorneys’ fees.

D-1

CONFIDENTIAL

SUBJECT TO FED. R. EVID. 408

SO AGREED AND STIPULATED:

Date: December 20, 2011	Date: December 20, 2011

By:	By:

/s/ Walter Kelley	/s/ Kevin Collins

Walter D. Kelley, Jr. (VSB No. 21622)

Tara Lynn R. Zurawski (VSB No. 73602)

JONES DAY

51 Louisiana Avenue, NW

Washington, DC 20001

Tel: (202) 879-3939

Fax: (202) 626-1700

wdkelley@jonesday.com

tzurawski@jonesday.com

Tharan Gregory Lanier (pro hac vice)

Joe C. Liu (pro hac vice)

Heather N. Fugitt (pro hac vice)

JONES DAY

1755 Embarcadero Road

Palo Alto, CA 94303

Tel: (650) 739-3939

Fax: (650) 739-3900

tglanier@jonesday.com

jcliu@jonesday.com

hfugitt@jonesday.com

Steven J. Corr (pro hac vice)

JONES DAY

555 South Flower Street, Fiftieth Floor

Los Angeles, CA 90071-2300

Tel: (213) 489-3939

Fax: (213) 243-2539

sjcorr@jonesday.com

Attorneys for Plaintiff/Counterclaim Defendant

The Nielsen Company (US), LLC

Richard Rainey (pro hac vice)

Kevin B. Collins (pro hac vice)

Paul A. Ainsworth (pro hac vice)

Brain G. Bieluch (pro hac vice)

Erica N. Andersen (VSB No. 76466)

COVINGTON & BURLING LLP

1201 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

Tel: (202) 662-6000

Fax: (202) 778-5598

rrainy@cov.com

kcollins@cov.com

painsworth@cov.com

bbieluch@cov.com

eandersen@cov.com

K. Courtney Macdonald (VSB No. 77014)

COVINGTON & BURLING LLP

The New York Times Building

620 8th Avenue

New York, NY 10018

Tel: (212) 841-1000

Fax: (212) 841-1010

cmacdonald@cov.com

Stephen E. Noona (VSB No. 25367)

KAUFMAN & CANOLES, PC

150 Main Street, Suite 2100

Norfolk, VA 23510

Tel: (757) 624-3239

Fax: (757) 624-3169

senoona@kaufcan.com

Attorneys for Defendant/Counterclaim Plaintiff comScore, Inc.

D-2

CONFIDENTIAL

SUBJECT TO FED. R. EVID. 408

Exhibit E

Form of Stock Purchase Agreement

(See attached.)

CONFIDENTIAL

SUBJECT TO FED. R. EVID. 408

Exhibit F

Form of Voting Agreement

(See attached.)